    As filed with the Securities and Exchange Commission on October 31, 2006

                         File Nos. 33-31894 and 811-5954

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 64                                              [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 65                                                             [X]

                                 --------------

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000
                                 --------------

                                 Evelyn Dilsaver
                       The Charles Schwab Family of Funds
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Richard W. Grant, Esq.       John M. Loder, Esq.       Koji E. Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box):

      /_/   Immediately upon filing pursuant to paragraph (b)

      /X/   On November 1, 2006 pursuant to paragraph (b)

      /_/   60 days after filing pursuant to paragraph (a)(1)
      /_/   On (date) pursuant to paragraph (a)(1)
      /_/   75 days after filing pursuant to paragraph (a)(2)

      /_/   On (date) pursuant to paragraph (a)(2) of Rule 485

            if appropriate, check the following box:
      /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   SCHWAB AMT TAX-FREE MONEY FUND TM--

   VALUE ADVANTAGE SHARES TM

                                                               SCHWAB FUNDS LOGO

   Prospectus
   November 1, 2006

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]


       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    3

          Performance..............................................    4

          Fund fees and expenses...................................    4

          Fund management..........................................    5

       INVESTING IN THE FUND

          Buying shares............................................    7

          Selling/exchanging shares................................    9

          Transaction policies.....................................   10

          Dividends and taxes......................................   11

SCHWAB AMT TAX-FREE MONEY FUND


(FORMERLY SCHWAB FLORIDA MUNICIPAL MONEY FUND)


Ticker symbol  Value Advantage Shares: SWWXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM STATES AND MUNICIPAL AGENCIES AROUND THE COUNTRY AND FROM U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment. The fund may invest more than 25% of its total assets in private activity bonds and municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not intend to invest in any securities whose interest is subject to AMT.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

During unusual market conditions, the fund may invest in taxable money market securities or municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

                        This fund is designed for individuals in higher tax brackets who are seeking tax-exempt income that is not subject to AMT.


RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of a tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

TO THE EXTENT THE FUND INVESTS A SUBSTANTIAL PORTION OF ITS ASSETS IN PRIVATE ACTIVITY BONDS AND MUNICIPAL SECURITIES FINANCING SIMILAR PROJECTS, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below is a bar chart and table that shows the fund's Sweep Shares class performance (which varies from year to year) and how it averages out over time. Sweep Shares(R) are not offered in this prospectus. Because the Value Advantage Shares of the fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Sweep Shares. Performance will be different only to the extent that the Sweep Shares have higher expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance. Because the fund's original strategy was to invest primarily in municipal securities of a single state, its performance prior to June 23, 2006, does not reflect the fund's current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

Sweep Shares




[BAR CHART]

       2.78    3.62    2.32    0.96    0.46    0.60    1.81

        99      00      01      02      03      04      05

BEST QUARTER: 0.95% Q4 2000
WORST QUARTER: 0.07% Q3 2003
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06 2.07%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05





                                                   Since
                             1 year   5 years   inception 1
-----------------------------------------------------------
SWEEP SHARES                  1.81     1.23        1.91


1 Inception: 3/18/98.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return for the share class.


FEE TABLE (%)


                                                                         VALUE
                                                                        ADVANTAGE
SHAREHOLDER FEES                                                         SHARES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.38
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.24
                                                                        --------
Total annual operating expenses                                           0.62
Less expense reduction                                                   (0.17)
                                                                        --------
NET OPERATING EXPENSES*                                                   0.45
                                                                        --------



* Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Value Advantage Shares to 0.45% through 10/31/07.


EXAMPLE

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                            1 year        3 years        5 years        10 years
----------------------------------------------------------------------------------
VALUE ADVANTAGE SHARES       $46            $181           $329           $758


   Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


4  Schwab AMT Tax-Free Money Fund

                  FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $168 billion under management.



                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 9/30/2006.)


                  As the investment adviser, the firm oversees the asset management and administration of the Schwab AMT Tax-Free Money Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/05, these fees were 0.18% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's 2006 semi-annual report to shareholders, which covers the period from 1/1/06 through 6/30/06.

                  INVESTING IN THE FUND

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS FOR SCHWAB ACCOUNTS

The fund shares offered in this prospectus are not sweep shares. Schwab may, but is not obligated to, redeem these shares without prior notification to you to satisfy negative balances in your Schwab account that may result from transactions in or charges to your account, if your Schwab account contains no cash assets, sweep shares, or margin credit balances.

Schwab may charge you a fee each time it elects to redeem these shares. Please refer to your Schwab account agreement for further information.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through broker/dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies to buy, sell, and exchange shares of the fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The fund is not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators, for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.

MINIMUM INITIAL           MINIMUM ADDITIONAL
INVESTMENT                INVESTMENTS         MINIMUM BALANCE
----------------------------------------------------------------------
$25,000 ($15,000 for IRA  $500                $20,000 ($15,000 for IRA
and custodial                                 and custodial accounts)
accounts) 1

1 Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.

STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION        FEATURES
-----------------------------------------------------------------------
REINVESTMENT  All dividends are invested automatically in shares of your fund.


CASH          You receive payment for all dividends.

STEP 3

PLACE YOUR ORDER. Use any method described on the following page. Make checks payable to Charles Schwab & Co., Inc.

8  Investing in the fund

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

- If you fail to maintain the required minimum balance, you may be charged a monthly $5 fee payable to Schwab.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         SCHWABLINK(R)
www.schwab.com                                   Investment professionals should follow the
                                                 transaction instructions in the SchwabLink
SCHWAB BY PHONE TM                               manual; for technical assistance, call
Automated voice service or speak with a          1-800-367-5198.
representative at 1-800-435-4000 (for TDD
service, call 1-800-345-2550).                   MAIL
                                                 Write to Schwab Funds(R) at:
                                                 P.O. Box 3812
                                                 Englewood, CO 80155-3812

                                                 IN PERSON
                                                 Visit the nearest Charles Schwab Investor
                                                 Center.

You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your confidential password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY EXCEPT FOR DAYS ON WHICH THE NEW YORK STOCK EXCHANGE (NYSE) IS CLOSED AND WHEN THE FOLLOWING FEDERAL HOLIDAYS ARE
OBSERVED: COLUMBUS DAY AND VETERANS DAY. The fund calculates its share price each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.


Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than the close of the fund (generally 4 p.m. Eastern time) generally will receive the next business day's dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of the fund on a given day generally will receive that day's dividend.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the fund is a money market fund and seeks to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the fund's investments, and money market instruments in general, and the fund's intended purpose to serve as a short-term investment vehicle for shareholders, the fund does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund's policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

10  Investing in the fund

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS YOUR FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of each month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. The fund does not expect to distribute any capital gains.


THE FUND MAY HAVE TAX CONSEQUENCES. The fund's dividends typically are exempt from federal income tax, but are subject to state and local personal income taxes. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the fund seeks to maintain a stable $1 share price.


WHILE INTEREST FROM MUNICIPAL SECURITIES GENERALLY IS EXEMPT FROM FEDERAL INCOME TAX, some securities in which the fund may invest may produce income that is subject to the AMT. To the extent that the fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from the fund.

At the beginning of every year, the fund provides shareholders with information detailing the tax status of any dividends the fund declared during the previous calendar year. Schwab customers also receive information on dividends and transactions in their monthly account statements.

NOTES

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.


   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.


   THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.



   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER


    Schwab AMT Tax-Free Money Fund TM         811-5954






   REG35738FLD



SCHWAB AMT TAX-FREE
MONEY FUND TM--


VALUE ADVANTAGE SHARES


PROSPECTUS
November 1, 2006

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.


   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.


   THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.



   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER


    Schwab AMT Tax-Free Money Fund TM         811-5954






   REG35738FLT



SCHWAB AMT TAX-FREE
MONEY FUND TM--


VALUE ADVANTAGE SHARES


PROSPECTUS
November 1, 2006

                                                           [CHARLES SCHWAB LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE CHARLES SCHWAB FAMILY OF FUNDS


           SCHWAB AMT TAX-FREE MONEY FUND -- VALUE ADVANTAGE SHARES TM
                 (FORMERLY SCHWAB FLORIDA MUNICIPAL MONEY FUND)
                                NOVEMBER 1, 2006


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated November 1, 2006 (as amended from time to time).

To obtain a free copy of the prospectus, please contact Schwab Funds(R) at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The fund is a series of The Charles Schwab Family of Funds (the Trust). The Trust and Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the "Schwab Funds."






                              TABLE OF CONTENTS                             Page
                                                                            ----

INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS..........................................................2
MANAGEMENT OF THE FUND........................................................12
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES.............................20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................31
INVESTMENT ADVISORY AND OTHER SERVICES........................................31
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................33
DESCRIPTION OF THE TRUST......................................................36
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
SHAREHOLDER DOCUMENTS.........................................................37
TAXATION......................................................................40
APPENDIX-RATINGS OF INVESTMENT SECURITIES.....................................44

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


The fund seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.


The fund's investment objective may be changed only by a vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting; or (b) more than 50% of the outstanding voting shares of the fund. There is no guarantee the fund will achieve its objective.

The fund operates as a money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940
Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The fund is also subject to strict diversification requirements under Rule 2a-7.

The following investment strategy, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                               INVESTMENT STRATEGY


The fund seeks to achieve its investment objective by investing in money market securities from states and municipal agencies around the country and from U.S. territories and possessions. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax
(AMT). This policy may only be changed with shareholder approval. Also, for purposes of this policy, net assets means net assets plus any borrowings for investment purposes.


                         INVESTMENT SECURITIES AND RISKS

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund may invest more than 25% of its total assets in private activity bonds and municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. To the extent the fund invests a substantial portion of its assets in private activity bond and municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal risk.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities as well as moral obligations, which are sometimes issued with municipal securities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a diversified mutual fund. The fund follows the regulations set forth by the SEC in Rule 2a-7 that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. The fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days.


FOREIGN SECURITIES involve additional risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which the fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund are uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the fund to borrow money from and/or lend money to other Schwab Funds(R). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are generally subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations ("municipal issuers"). These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the fund attributable to interest on such bonds may not be tax exempt. The fund may also acquire and hold "conduit securities," which are securities issued by a municipal issuer involving an arrangement or agreement with a person other than a municipal issuer to provide for, or secure repayment of, the securities. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. The maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security. These securities may be subject to greater credit and interest rate risks than other municipal money market securities because of their structure.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is eligible, with respect to its validity and tax status, to be purchased by the fund.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. The fund follows regulations set forth by the SEC that dictate the quality requirements for investments by money market mutual funds as such regulations may be amended or interpreted from time to time. These regulations require the fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by the fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to the Appendix.

REPURCHASE AGREEMENTS involve the fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the fund could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the fund, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, the fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors the fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by the fund into another investment company may cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the Schwab Funds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions imposed by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


TAXABLE SECURITIES. Under normal conditions, the fund does not intend to invest more than 20% of its net assets in securities whose interest is subject to federal income tax, including the AMT. However, from time to time, as a temporary defensive measure or under abnormal market conditions, the fund may make temporary investments in securities whose interest is subject to federal income tax and in municipal securities whose interest is subject to the AMT.



TEMPORARY DEFENSIVE INVESTMENTS. During unusual market conditions, the fund may invest in taxable money market securities and in municipal securities whose interest is subject to the AMT as a temporary defensive measure.


U.S. GOVERNMENT SECURITIES. Many U.S. government securities are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) maintain limited lines of credit with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that the fund owns do not extend to shares of the fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the fund. In addition, the fund may exercise only its demand rights at certain times. The fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds grant the investors the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes. As consideration for providing the option, the agent receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bonds may be considered derivatives and are subject to the risk thereof.

The fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the fund's investment limitations.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of the fund's outstanding voting shares.

SCHWAB AMT TAX-FREE MONEY FUND TM MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


(6) Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(7) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.


THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.


Diversification. Under the 1940 Act, a diversified fund, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities. Money market funds that satisfy the applicable diversification requirements of Rule 2a-7 of the 1940 Act are deemed to satisfy the diversification requirements set forth above.


Borrowing. The 1940 Act presently restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of the fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.


Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.


THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)   Invest more than 10% of its net assets in illiquid securities.

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUND

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 8 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of December 31, 2005, included 56 funds.


The tables below provide information about the trustees and officers for the Trust. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of September 30, 2006, the Fund Complex included 96 funds.



The address of each individual below is 101 Montgomery Street, San Francisco, California 94104.

         NAME, YEAR OF
           BIRTH, AND
        POSITION(S) WITH                                                   NUMBER OF
           THE TRUST;                                                    PORTFOLIOS IN
        (TERM OF OFFICE                   PRINCIPAL                       FUND COMPLEX
          AND LENGTH OF               OCCUPATIONS DURING                  OVERSEEN BY                   OTHER
          TIME SERVED 1)              THE PAST FIVE YEARS                 THE TRUSTEE               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter               Chairman of JDN Corporate Advisory           96         Board 1 -- Director, Redwood Trust,
1960                             LLC. From 1996 to 2001, Vice                            Inc.
Trustee                          President for Business Affairs and
(Trustee of The Charles Schwab   Chief Financial Officer of Stanford                     Board 2 -- Director, PMI Group, Inc.
Family of Funds since 2000.)     University, and in 2001, Special
                                 Advisor to the President of Stanford
                                 University.
------------------------------------------------------------------------------------------------------------------------------------
Donald F. Dorward                Chief Executive Officer, Dorward &           57         None.
1931                             Associates (corporate management,
Trustee                          marketing and communications
(Trustee of The Charles Schwab   consulting firm). From 1996-1999,
Family of Funds since 1989.)     Executive Vice President and Managing
                                 Director, Grey Advertising. Prior to
                                 1996, President and Chief Executive
                                 Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler                Retired. Dean Emeritus, Haas School          96         Board 1 -- Director, Aphton Corp.
1941                             of Business, University of
Trustee                          California, Berkeley. Until February                    Board 2 -- Director, Mission West
(Trustee of The Charles Schwab   2004, Co-Chief Executive Officer,                       Properties.
Family of Funds since 2000.)     Aphton Corp. (bio-pharmaceuticals).
                                 Prior to August 1998, Dean of the                       Board 3 -- Director, TOUSA.
                                 Haas School of Business, University
                                 of California, Berkeley (higher                         Board 4 -- Director, Stratex
                                 education).                                             Networks.

                                                                                         Board 5 -- Director, Genitope Corp.

                                                                                         Board 6 -- Director & Non-Executive
                                                                                         Chairman, Solectron Corp.

                                                                                         Board 7 -- Director, Ditech
                                                                                         Communications Corp.
------------------------------------------------------------------------------------------------------------------------------------

         NAME, YEAR OF
           BIRTH, AND
        POSITION(S) WITH                                                   NUMBER OF
           THE TRUST;                                                    PORTFOLIOS IN
        (TERM OF OFFICE                   PRINCIPAL                       FUND COMPLEX
          AND LENGTH OF               OCCUPATIONS DURING                  OVERSEEN BY                   OTHER
          TIME SERVED 1)              THE PAST FIVE YEARS                 THE TRUSTEE               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Holmes                 Chairman, Chief Executive Officer and        57         None.
1931                             Director, Semloh Financial, Inc.
Trustee                          (international financial services and
(Trustee of The Charles Schwab   investment advisory firm).
Family of Funds since 1989.)
------------------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith                  Chairman and Chief Executive Officer         57         Board 1 -- Board of Cooper Industries.
1950                             and founder of Smith Graham & Co.
Trustee                          (investment advisors).                                  Board 2 -- Chairman of the Audit
(Trustee of The Charles Schwab                                                           Committee of Northern Border
Family of Funds since 2000.)                                                             Partners, M.L.P.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Stephens               Managing Partner, D.R. Stephens &            57         None.
1938                             Company (investments). Prior to 1996,
Trustee                          Chairman and Chief Executive Officer
(Trustee of The Charles Schwab   of North American Trust (real estate
Family of Funds since 1989.)     investment trust).
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Wilsey                Chairman and Chief Executive Officer,        57         None.
1943                             Wilsey Bennett, Inc. (real estate
Trustee                          investment and management, and other
(Trustee of The Charles Schwab   investments).
Family of Funds since 1989.)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

         NAME, YEAR OF
           BIRTH, AND
        POSITION(S) WITH                                                   NUMBER OF
           THE TRUST;                                                    PORTFOLIOS IN
        (TERM OF OFFICE                   PRINCIPAL                       FUND COMPLEX
          AND LENGTH OF               OCCUPATIONS DURING                  OVERSEEN BY                   OTHER
         TIME SERVED 1)               THE PAST FIVE YEARS                 THE TRUSTEE               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab 2              Chairman, Chief Executive Officer and        57         None.
1937                             Director, The Charles Schwab
Chairman and Trustee             Corporation, Charles Schwab & Co.,
(Chairman and Trustee of The     Inc.; Chairman and Director, Charles
Charles Schwab Family of Funds   Schwab Investment Management, Inc.,
since 1989.)                     Charles Schwab Bank, N. A.; Chairman
                                 and Chief Executive Officer, Schwab
                                 (SIS) Holdings Inc. I, Schwab
                                 International Holdings, Inc.; Chief
                                 Executive Officer and Director,
                                 Schwab Holdings, Inc.; Director, U.S.
                                 Trust Company, N. A., U.S. Trust
                                 Corporation, United States Trust
                                 Company of New York. Until May 2003,
                                 Co-Chief Executive Officer, The
                                 Charles Schwab Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk 2                Executive Vice President and                 96         None.
1954                             President, Schwab Financial Products,
Trustee                          Charles Schwab & Co., Inc.; Director,
(Trustee of The Charles Schwab   Charles Schwab Asset Management
Family of Funds since 2005.)     (Ireland) Limited and Charles Schwab
                                 Worldwide Funds PLC. From September
                                 2002 to July 2004, Chief Executive
                                 Officer and President, Charles Schwab
                                 Investment Management, Inc. and
                                 Executive Vice President, Charles
                                 Schwab & Co., Inc. Prior to
                                 September 2002, President and Chief
                                 Investment Officer, American Century
                                 Investment Management, and Director,
                                 American Century Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------

          NAME, YEAR OF BIRTH, AND
         POSITION(S) WITH THE TRUST;
      (TERM OF OFFICE AND LENGTH OF TIME                               PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
                  SERVED 3)                                                              YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver                                     President, Chief Executive Officer, and Director, Charles Schwab
1955                                                Investment Management, Inc.; Executive Vice President, Charles Schwab &
President and Chief Executive Officer               Co., Inc; President and Chief Executive Officer, Laudus Trust and Laudus
(Officer of The Charles Schwab Family of Funds      Variable Insurance Trust; President, Excelsior Funds Inc., Excelsior
since 2004.)                                        Tax-Exempt Funds, Inc., and Excelsior Funds Trust; President, Mutual Fund
                                                    Division, UST Advisers, Inc. From June 2003 to July 2004, Senior Vice
                                                    President, Asset Management Products and Services, Charles Schwab & Co.,
                                                    Inc. Prior to June 2003, Executive Vice President, Chief Financial
                                                    Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of
                                                    The Charles Schwab Corporation.
------------------------------------------------------------------------------------------------------------------------------------
George Pereira                                      Senior Vice President and Chief Financial Officer, Charles Schwab
1964                                                Investment Management, Inc.; Chief Financial Officer, Laudus Trust and
Treasurer and Principal Financial Officer           Laudus Variable Insurance Trust; Chief Financial Officer and Chief
(Officer of The Charles Schwab Family of Funds      Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds,
since 2004.)                                        Inc., and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund
                                                    Division, UST Advisers, Inc. Director, Charles Schwab Worldwide Fund, PLC
                                                    and Charles Schwab Asset Management (Ireland) Limited. From December 1999
                                                    to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab
                                                    & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------

          NAME, YEAR OF BIRTH, AND
         POSITION(S) WITH THE TRUST;
      (TERM OF OFFICE AND LENGTH OF TIME                               PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
                  SERVED 3)                                                              YEARS
------------------------------------------------------------------------------------------------------------------------------------
Koji E. Felton                                      Senior Vice President, Chief Counsel and Corporate Secretary, Charles
1961                                                Schwab Investment Management, Inc.; Senior Vice President and Deputy
Secretary and Chief Legal Officer                   General Counsel, Charles Schwab & Co., Inc. Chief Legal Officer, Laudus
(Officer of The Charles Schwab Family of Funds      Trust and, Laudus Variable Insurance Trust. Chief Legal Officer and
since 1998.)                                        Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
                                                    Excelsior Funds Trust. Prior to June 1998, Branch Chief in Enforcement at
                                                    U.S. Securities and Exchange Commission in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
Randall Fillmore                                    Senior Vice President and Chief Compliance Officer, Charles Schwab
1960                                                Investment Management, Inc.; Senior Vice President, Charles Schwab & Co.,
Chief Compliance Officer and AML Officer            Inc.; Chief Compliance Officer, Laudus Trust, Laudus Variable Insurance
(Officer of The Charles Schwab Family of Funds      Trust, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and
since 2002.)                                        Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab
                                                    & Co., Inc., and Charles Schwab Investment Management, Inc. From 2000 to
                                                    2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kimon P. Daifotis                                   Senior Vice President and Chief Investment Officer -- Fixed Income,
1959                                                Charles Schwab Investment Management, Inc. Prior to 2004, Vice President
Senior Vice President and Chief Investment          and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.
Officer -- Fixed Income (Officer of The Charles
Schwab Family of Funds since 2004.)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer                                 Senior Vice President and Chief Investment Officer -- Equities, Charles
1963                                                Schwab Investment Management, Inc.; Vice President and Chief Investment
Senior Vice President and Chief Investment          Officer, Laudus Trust and Laudus Variable Insurance Trust. Prior to 2004,
Officer -- Equities (Officer of The Charles         Vice President and Sr. Portfolio Manager, Charles Schwab Investment
Schwab Family of Funds since 2004.)                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.



2 Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation.



3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.


                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

            - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.


            - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met twice during the most recent fiscal year.


            - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met once during the most recent fiscal year.


            - The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the Trust's shares; to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trust's distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met once during the most recent fiscal year.


                              TRUSTEE COMPENSATION


The following table provides trustee compensation for the fiscal year ending December 31, 2005. Certain information provided relates to the Fund Complex, which included 67 funds as of December 31, 2005.

                                           ($)        Pension or Retirement Benefits                  ($)
                                        Aggregate         Accrued as Part of Fund         Total Compensation from Fund
          Name of Trustee              Compensation              Expenses                           Complex
          ---------------              ------------              --------                           -------
INTERESTED TRUSTEES

Charles R. Schwab                           0                       N/A                                0
Randy Merk                                  0                       N/A                                0

INDEPENDENT TRUSTEES

Mariann Byerwalter                       $100,131                   $68                             $226,192
Donald F. Dorward                        $100,079                   N/A                             $169,245
William A. Hasler                        $107,699                   $68                             $236,192
Robert G. Holmes                         $100,079                   N/A                             $169,245
Gerald B. Smith                          $100,079                   N/A                             $169,245
Donald R. Stephens                       $97,233                    N/A                             $163,020
Michael W. Wilsey                        $96,264                    N/A                             $163,020


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following table provides each Trustee's equity ownership of the fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2005. As of December 31, 2005, the Family of Investment Companies included 56 funds.



                                                                                                           Aggregate Dollar Range
                                                                                                           Of Trustee Ownership In
                                                      Dollar Range of Trustee                             the Family of Investment
     Name of Trustee                                   Ownership of the Fund:                                    Companies*
     ---------------                                   ----------------------                                    ----------
INTERESTED TRUSTEES

Charles R. Schwab                                                        None                                  Over $100,000
Randy Merk                                                               None                                  Over $100,000

INDEPENDENT TRUSTEES

Mariann Byerwalter                                                       None                                  Over $100,000
Donald F. Dorward                                                        None                                 $10,001-$50,000
William A. Hasler                                                        None                                 $50,001-$100,000
Robert G. Holmes                                                         None                                  Over $100,000
Gerald B. Smith                                                          None                                 $50,001-$100,000
Donald R. Stephens                                                       None                                  Over $100,000
Michael W. Wilsey                                                        None                                  Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as described under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of a fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

Under certain circumstances, ISS may not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in a fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.


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

      Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.


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

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

1. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -     The non-audit fees paid to the auditor are excessive;

      - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

      - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.


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

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.


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

POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;

      -     The fund's history of shareholder relations;

      -     The performance of other funds under the advisor's management.

FUND'S PROXY VOTING RECORD. The Trust is required to disclose annually the fund's complete proxy voting records on Form N-PX. The fund's proxy voting record for the most recent 12 month period ended June 30th will be available by visiting the Schwab website at www.schwab.com/schwabfunds. The fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 20, 2006, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of any share class of the fund.


As of October 18, 2006, no persons or entities owned, of record or beneficially, more than 5% of the outstanding voting securities of any share class of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of the investment adviser and is the Trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

ADVISORY AGREEMENT

The continuation of the fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the fund's average daily net assets as described below.

First $1 billion -- 0.38%
More than $1 billion but not exceeding $10 billion -- 0.35%
More than $10 billion but not exceeding $20 billion -- 0.32%
More than $20 billion but not exceeding $40 billion -- 0.30%
More than $40 billion -- 0.27%

For the fiscal years ended December 31, 2003, 2004 and 2005, the fund paid net investment advisory fees of $1,798,000 (fees were reduced by $2,332,000), $2,251,000 (fees were reduced by $2,204,000) and $2,164,000 (fees were reduced by $2,362,000), respectively.


Through October 31, 2007, Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Value Advantage Shares to 0.45%.


The expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the fund and is the Trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets Schwab Funds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee from the fund's Value Advantage Shares(R), payable monthly in the amount of 0.05% of the share class' average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee from the fund's Value Advantage Shares, payable monthly in the amount of 0.17% of the share class' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains the books and records related to the fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is Three Embarcadero Center, San Francisco, CA 94111-4004.


                                  LEGAL COUNSEL




Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER EXPENSES

The fund pays other expenses that typically are connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the fund. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of a fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the fund's portfolio turnover rate for reporting purposes is expected to be near zero.

                         PORTFOLIO HOLDINGS DISCLOSURE

The fund's Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the fund's portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the fund to authorize the release of the fund's portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.

A complete list of the fund's portfolio holdings is published on the Schwab Funds(R) website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of the fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form

N-CSR. In addition, the fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of the fund's portfolio, such as the fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

The fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the fund determines that the disclosure is in the best interests of the fund and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the fund's portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the fund's service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.

The fund's policies and procedures prohibit the fund, the fund's investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The fund may disclose non-material information including commentary and aggregate information about the characteristics of the fund in connection with or relating to the fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the fund. Commentary and analysis includes, but is not limited to, the allocation of the fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of the fund.

                             PORTFOLIO TRANSACTIONS

The fund paid no brokerage commissions during the last three fiscal years.

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund invests are traded primarily in the over-the-counter market and or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS

The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended December 31, 2005, the fund did not purchase securities issued by its regular broker-dealers.

                            DESCRIPTION OF THE TRUST

The fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The fund may hold special meetings of shareholders, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the Trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
                              SHAREHOLDER DOCUMENTS

                   PURCHASING AND REDEEMING SHARES OF THE FUND


The fund is open for business each day, except for days on which the New York Stock Exchange (NYSE) is closed and when the following federal holidays are observanced: Columbus Day and Veterans Day. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading sessions closes early. The following holiday closings are currently scheduled for 2006: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, the fund reserves the right to advance the time by which purchase, redemption and exchange orders must be received by the fund's transfer agent.

As long as the fund or Schwab follow reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund's share classes. The fund's minimum initial and additional investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for certain institutional and retirement plan accounts, including clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


The fund is composed of two classes of shares, which share a common investment portfolio and objective but have different minimum investment requirements and different expenses. The Sweep Shares, which are not offered in this SAI, are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account, although shares also may be purchased directly. The Value Advantage Shares do not have a sweep feature, but rather must be purchased directly.


                          EXCHANGING SHARES OF THE FUND


Shares of any Schwab Funds, including any class of shares, may be sold and the shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirement of the fund or class purchased are satisfied, including any investor eligibility requirements. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

The fund and Schwab reserves certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                                PRICING OF SHARES

The fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The fund uses approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If the fund's NAV calculated using market values declined, or was expected to decline, below the fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the fund's $1.00 NAV (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategy, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.



The fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.



The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.



A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.


                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

On each business day that the NAV of the fund is determined, such fund's net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. The fund's dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

The fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If the fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The fund does not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund may engage in investment techniques that may alter the timing and character of its income. The fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that dividends with respect to the fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007 are not subject to U.S. withholding tax, if, subject to certain exceptions, such dividends qualify as interest related dividends or as short-term capital gain dividends. Distributions to foreign shareholders of such short-term capital gain dividends of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of the fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Tax-exempt income, including exempt interest dividends paid by the fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of the fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the fund is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

Because the taxable portion of the fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

The redemption or exchange of the shares of the fund may result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than 12 months will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for one year or less will generally be taxed at ordinary income rates.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.

                                     PART C
                                OTHER INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS

Item 23.     Financial Statements and Exhibits.

    (b)     Exhibits

    (a)     Articles of       Amended and Restated Agreement and Declaration of
            Incorporation     Trust, dated May 9, 1995, is incorporated by
                              reference to Exhibit (1), File No. 811-5954 of
                              Post-Effective Amendment No. 33 to Registrant's
                              Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

    (b)     By-laws           Amended and Restated By-Laws is incorporated
                              herein by reference to Exhibit (b), File No.
                              811-5954, Post-Effective Amendment No. 59 to
                              Registrant's Registration Statement on Form N-1A, was electronically filed on April 28, 2006.

    (c)     Instruments         (i)     Article III, Sections 4 and 5; Article
            Defining Rights             IV, Section 1; Article V;  Article VI,
            of Shareholders             Section 2; Article VIII, Section 4; and
                                        Article IX, Sections 1, 4 and 7 of the
                                        Agreement and Declaration of Trust are
                                        incorporated by reference to Exhibit
                                        (1), File 811-5954 above.

                                (ii) Article 9 and Article 11 of the By-Laws are incorporated by reference to Exhibit (2), File 811-5954 above.


                                (iii)   Amended Article VI, Section 3 of the
                                        Agreement and Declaration of Trust is
                                        incorporated by reference to Exhibit
                                        (C)(iii), File No. 811-5954 of
                                        Post-Effective Amendment No. 63 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        September 18, 2006.


    (d)     Investment           (i)    Investment Advisory and Administration
            Advisory                    Agreement between Registrant and Charles
            Contracts                   Schwab Investment Management, Inc. (the
                                        "Investment Adviser") with respect to
                                        Schwab Money Market Fund, Schwab
                                        Government Money Fund and Schwab
                                        Municipal Money Fund, dated April 30,
                                        1999, is incorporated herein by
                                        reference to Exhibit (d) (i), File No.
                                        811-5954 of Post-Effective Amendment No.
                                        37 to Registrant's Registration
                                        Statement on Form N-1A, was
                                        electronically filed on April 27, 1999.

                                (ii) Schedule A to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund is incorporated herein by reference to
                                        Exhibit 5(b), File No. 811-5954 of
                                        Post-Effective Amendment No. 27 to
                                        Registrant's Registration Statement of
                                        Form N-1A, was electronically filed on
                                        April 30, 1997.

                                (iii) Schedule B to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, is incorporated herein by reference to
                                        Exhibit 5(c), File No. 811-5954 of
                                        Post-Effective Amendment No. 27 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        April 30, 1997.

                                (iv) Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (5)(d), File No. 811-5954 of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 30, 1997.

                                (v) Schedule A to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(v) to File No. 811-5954 of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A, was electronically filed on July 8, 2004.

                                (vi) Schedule B to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vi) to File No. 811-5954 of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 27, 1999.

                                (vii) Schedule C to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab
                                        Institutional Advantage Money Fund,(R)
                                        Schwab Retirement Money Fund,(R) and
                                        Schwab New York Municipal Money Fund,
                                        dated June 15, 1994, is incorporated
                                        herein by reference to Exhibit (5)(g),
                                        File No. 811-5954 of Post-Effective
                                        Amendment No. 27 to Registrant's
                                        Registration Statement of Form N-1A, was electronically filed on April 30, 1997.

                                (viii) Schedule D to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser dated September 6, 2006 is incorporated herein by reference to Exhibit
                                        (d)(viii), File No. 811-5954,
                                        Post-Effective Amendment No. 63 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        September 18, 2006.


                                (ix) Letter of Agreement between Registrant and Investment Advisor is incorporated herein by reference to Exhibit (d)(ix), File No. 811-5954, Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 28, 2006.





                                (x) Letter of Agreement between Registrant, on behalf of its Schwab Cash Reserves Fund, and Investment Advisor dated February 6, 2006 is incorporated herein by reference to Exhibit (d)(x), File No. 811-5954, Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 28, 2006.



                                (xi) Letter of Agreement between Registrant, on behalf of its Schwab Value Advantage Money Fund -- Institutional Prime Shares, and the Investment Adviser dated September 18, 2006 is incorporated herein by reference to Exhibit (d)(xi), File No. 811-5954, Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, was electronically filed on September 18, 2006.



                                (xii) Letter of Agreement between Registrant, on behalf of its Schwab AMT Tax-Free Money Fund (formerly Schwab Florida Municipal Money Fund) -- Sweep Shares, and the Investment Adviser dated July 20, 2006 is electronically filed herein as Exhibit No. (d)(xii), File No. 811-5954.



                                (xiii) Letter of Agreement between Registrant, on behalf of its Schwab AMT Tax-Free Money Fund -- Sweep Shares, and the Investment Adviser dated November 1, 2006 is electronically filed herein as Exhibit No. (d)(xiii), File No. 811-5954.


    (e)     Underwriting        (i)     Distribution Agreement between
            Contracts                   Registrant and Charles Schwab & Co.,
                                        Inc. ("Schwab"), dated June 15, 1994, is incorporated herein by reference to
                                        Exhibit (6)(a), File No. 811-5954 of
                                        Post-Effective Amendment No. 33 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        February 14, 1998.

                                (ii)    Schedule A to the Distribution
                                        Agreement between Registrant and Schwab
                                        is incorporated herein by reference to
                                        Exhibit (e)(ii), File No. 811-5954,
                                        Post-Effective Amendment No. 59 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        April 28, 2006.

    (f)     Bonus or Profit             Inapplicable.
            Sharing
            Contracts

    (g)     Custodian           (i)     Amended and Restated Custodian Services
            Agreements                  Agreement between Registrant and PFPC
                                        Trust Company dated September 25, 2003,
                                        is incorporated herein by reference to
                                        Exhibit (g)(i), File No. 811-5954 of
                                        Post-Effective Amendment No. 54 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        April 27, 2004.

                                (ii) Amended and restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(ii), File No. 811-5954, Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 28, 2006.

                                (iii) Accounting Services Agreement between Registrant and PFPC Inc. dated May 22, 2002, is incorporated herein by reference to Exhibit (g)(ii), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on December 15, 2002.

                                (iv)    Master Accounting Services Agreement
                                        between Registrant and State Street
                                        Bank and Trust Company is incorporated
                                        herein by reference to Exhibit (g)(iv),
                                        File No. 811-5954, Post-Effective
                                        Amendment No. 59 to Registrant's
                                        Registration Statement on Form N-1A,
                                        was electronically filed on April 28,
                                        2006.

                                (v)     Amended and Restated Foreign Custody
                                        Agreement between Registrant and PFPC
                                        dated September 25, 2003, is
                                        incorporated herein by reference to
                                        Exhibit (g)(iii), File No. 811-5954 of
                                        Post-Effective Amendment No. 54 to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        April 27, 2004.

                                (vi)    Amended and Restated Transfer Agency
                                        Agreement and Schedule B between
                                        Registrant and Schwab dated June 5,
                                        1995, is incorporated herein by
                                        reference to Exhibit (8)(e), File No.
                                        811-5954 of Post-Effective Amendment
                                        No. 33 to Registrant's Registration
                                        Statement on Form N-1A, was
                                        electronically filed February 14, 1998.


                                (vii)   Schedule A and Schedule C to the
                                        Amended and Restated Transfer Agency
                                        Agreement dated October 11, 2006 is
                                        electronically filed herein as Exhibit
                                        (g)(vii), File No. 811-5954.


                                (viii) Shareholder Service Agreement between Registrant and Schwab, dated May 1, 1993, is incorporated herein by reference to Exhibit (8)(h), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (ix) Schedule B to the Shareholder Service Agreement between Registrant and Schwab referred to at Exhibit (8)(h) above is incorporated herein by reference to Exhibit (8)(i), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.


                                (x)     Schedules A and C to the Shareholder
                                        Service Agreement dated October 11,
                                        2006, is electronically filed herein as
                                        Exhibit (g)(x), file No. 811-5954.


    (h)     Other Material              Inapplicable.
            Contracts


    (i)     Legal Opinion               Electronically filed herein as Exhibit
                                        (i).



    (j)     Other Opinion               Inapplicable.


    (k)     Omitted                     Inapplicable.
            Financial
            Statements

    (l)     Initial Capital     (i)     Purchase Agreement between Registrant
            Agreements                  and Schwab relating to the Schwab U.S.
                                        Treasury Money Fund is incorporated
                                        herein by reference to Exhibit (13)(a),
                                        File No. 811-5954 of Post-Effective
                                        Amendment No. 33 to Registrant's
                                        Registration Statement on Form N-1A, was electronically filed on February 14,
                                        1998.

                                (ii) Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund is incorporated herein by reference to Exhibit (13)(b), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (iii) Purchase Agreement between Registrant and Schwab relating to the Schwab Retirement Money Fund(R) and the Schwab Institutional Advantage Money Fund(R) is incorporated herein by reference to Exhibit (13)(c), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (iv) Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund is incorporated herein by reference to Exhibit (13)(d), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (v) Purchase Agreement between Registrant and Schwab relating to the Schwab Municipal Money Fund-Value Advantage Shares is incorporated herein by reference to Exhibit (13)(e), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (vi) Purchase Agreement between Registrant and Schwab relating to the Schwab California Municipal Money Fund-Value Advantage Shares is incorporated herein by reference to Exhibit (13)(f), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (vii) Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund-Value Advantage Shares is incorporated herein by reference to Exhibit (13)(g), File No. 811-5954 to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (viii) Purchase Agreement between Registrant and Schwab relating to the Schwab Government Cash Reserves Fund is incorporated herein by reference to Exhibit (13)(h), File No. 811-5954 of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 30, 1999.

                                (ix) Purchase Agreement between Registrant and Schwab relating to the Schwab New Jersey Municipal Money Fund is incorporated herein by reference to Exhibit (13)(i), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (x) Purchase Agreement between Registrant and Schwab relating to the Schwab Pennsylvania Municipal Money Fund is incorporated herein by reference to Exhibit (13)(j), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (xi) Purchase Agreement between Registrant and Schwab relating to the Schwab Florida Municipal Money Fund is incorporated herein by reference to Exhibit (13)(k), File No. 811-5954 of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 30, 1999.

                                (xii) Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund - Institutional Shares is incorporated herein by reference to Exhibit (l)(xii), File No. 811-5954 of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (xiii) Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund - Select Shares(R) is incorporated herein by reference to Exhibit (l)(xiii), File No. 811-5954 of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A was electronically filed on February 24, 2003.

                                (xiv) Purchase Agreement between Registrant and Schwab relating to the Schwab Massachusetts Municipal Money Fund is incorporated herein by reference to Exhibit (l)(xiv), File No. 811-5954 of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A, was electronically filed on May 8, 2003.

                                (xv) Purchase Agreement between Registrant and Schwab relating to the Schwab Municipal Money Fund - Institutional Shares and Select Shares is incorporated herein by reference to Exhibit (l)(xv), File No. 811-5954 of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, was electronically filed on April 27, 2004.

                                (xvi) Purchase Agreement between Registrant and Schwab relating to the Schwab Cash Reserves -- Sweep Shares and Schwab Advisor Cash Reserves -- Sweep Shares and Premier Sweep Shares is incorporated herein by reference to Exhibit (l)(xvi), File No. 811-5954 of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A, was electronically filed on July 8, 2004.

    (m)     Rule 12-b1 Plan

    (n)     Financial Data              Inapplicable
            Schedules


    (o)     Rule 18f-3 Plan     (i)     Amended and Restated Multiple Class Plan
                                        dated May 24, 2006, is incorporated
                                        herein by reference to Exhibit (o)(i),
                                        File No. 811-5954 of Post-Effective
                                        Amendment No. 63 to Registrant's
                                        Registration Statement on Form N-1A, was electronically filed on September 27,
                                        2006.



                                (ii) Schedule A of the Amended and Restated Multiple Class Plan dated October 9, 2006 is electronically filed herein as Exhibit (o)(ii), File No. 811-5954.


    (p)     Power of            (i)     Power of Attorney executed by Mariann
            Attorney                    Byerwalter, September 4, 2002, is
                                        incorporated herein by reference to
                                        Exhibit (p)(i), File No. 811-5954 of
                                        Post-Effective Amendment No. 46, to
                                        Registrant's Registration Statement on
                                        Form N-1A, was electronically filed on
                                        November 15, 2002.

                                (ii) Power of Attorney executed by William A. Hasler, September 4, 2002, is incorporated herein by reference to Exhibit (p)(ii), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (iii) Power of Attorney executed by Donald F. Dorward, September 4, 2002, is incorporated herein by reference to Exhibit (p)(iii), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (iv) Power of Attorney executed by Robert G. Holmes, September 4, 2002, is incorporated herein by reference to Exhibit (p)(iv), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (v) Power of Attorney executed by Donald R. Stephens, September 4, 2002, is incorporated herein by reference to Exhibit (p)(v), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (vi) Power of Attorney executed by Michael W. Wilsey, September 4, 2002, is incorporated herein by reference to Exhibit (p)(vi), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (vii) Power of Attorney executed by Gerald B. Smith, September 4, 2002, is incorporated herein by reference to Exhibit (p)(vii), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (viii) Power of Attorney executed by Charles R. Schwab, September 4, 2002, is incorporated herein by reference to Exhibit (p)(viii), File No. 811-5954 of Post-Effective Amendment No. 46, to Registrant's Registration Statement on Form N-1A, was electronically filed on November 15, 2002.

                                (ix) Power of Attorney executed by Randall W. Merk, May 24, 2005, is incorporated herein by reference to Exhibit (p)(ix), File No. 811-5954 of Post-Effective Amendment No. 59, to Registrant's Registration Statement on Form N-1A, was electronically filed on April 28, 2006.


    (q)     Code of Ethics      (i)     Code of Ethics adopted by Registrant,
                                        Charles Schwab Investment Management
                                        Inc. and Charles Schwab & Co. Inc.,
                                        dated January 5, 2006 is incorporated
                                        herein by reference to Exhibit (q), File
                                        No. 811-5954, Post-Effective Amendment
                                        No. 59 to Registrant's Registration
                                        Statement on Form N-1A, was
                                        electronically filed on April 28, 2006.

Item 24.     Persons Controlled by or under Common Control with Registrant.

Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"); are advised by the Investment Manager; and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.     Indemnification.

Article VIII of Registrant's Amended and Restated Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Variable Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
Charles R. Schwab,    Charles Schwab & Co., Inc.        Chairman
Trustee and Chairman
                      The Charles Schwab Bank, N.A.     Chairman, Director

                      The Charles Schwab Corporation    Chairman, Chief Executive
                                                        Officer

                      Charles Schwab Investment         Chairman
                      Management, Inc.

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
                      Schwab Holdings, Inc.             Chief Executive Officer

                      Schwab International Holdings,    Chairman and Chief
                      Inc.                              Executive Officer

                      Schwab (SIS) Holdings, Inc. I     Chairman and Chief
                                                        Executive Officer

                      Charles Schwab Holdings (UK)      Chairman

                      United States Trust Company of    Chairman, Director
                      New York

                      U.S. Trust Company                Chairman, Director

                      U.S. Trust Corporation            Chairman, Director

                      All Kinds of Minds                Director

                      Charles and Helen Schwab          Director
                      Foundation

                      Stanford University               Trustee

                      The Gap, Inc.                     Director until May 2004

Robert Almeida        Charles Schwab & Co., Inc.        Executive Vice President,
                                                        Internal Audit

                      The Charles Schwab Bank, N.A.     Director

John Clendening       Charles Schwab & Co., Inc.        Executive Vice President and
                                                        President of Independent
                                                        Investor Business/IIE Marketing

Christopher V. Dodds  Charles Schwab & Co., Inc.        Executive Vice President and
                                                        Chief Financial Officer

Carrie Dwyer          Charles Schwab & Co., Inc.        Executive Vice President --
                                                        Corporate Oversight and
                                                        Corporate Secretary

Bryce Lensing         Charles Schwab & Co. Inc.         Executive Vice President,
                                                        Risk Management

Randall W. Merk       Charles Schwab & Co., Inc.        Executive Vice President and
                                                        President, AMPS Enterprise.
                                                        From September 2002 to July
                                                        2004, Mr. Merk was President
                                                        & CEO of CSIM.

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
                      Schwab Funds                      Trustee

                      Charles Schwab Worldwide Funds,   Director
                      PLC

                      Charles Schwab Asset Management   Director
                      (Ireland) Limited

Jan Hier-King         Charles Schwab & Co., Inc.        Executive Vice President --
                                                        Human Resources

Deborah McWhinney     Charles Schwab & Co., Inc.        Executive Vice President and
                                                        President, Schwab
                                                        Institutional.

Gideon Sasson         Charles Schwab & Co., Inc.        Executive Vice President,
                                                        Chief Information Officer

Becky Saeger          Charles Schwab & Co., Inc.        Executive Vice President,
                                                        Chief Marketing Officer

Maurisa Sommerfield   Charles Schwab & Co., Inc.        Executive Vice President --
                                                        Schwab Operations

Evelyn S. Dilsaver,   Charles Schwab Investment         Director, President
President and Chief   Management, Inc.                  and Chief Executive
Executive Officer                                       Officer

                      Charles Schwab & Co. Inc.         Executive Vice President.

                      Laudus Trust and Laudus           President and Chief
                      Variable Insurance Trust          Executive Officer

                      Excelsior Funds Inc.              President
                      Excelsior Tax-Exempt Funds, Inc.
                      Excelsior Funds Trust

                      Mutual Fund Division, UST         President
                      Advisers, Inc.

Koji E. Felton,       Charles Schwab Investment         Senior Vice President,
Chief Legal Officer   Management, Inc.                  Chief Counsel and
Secretary                                               Corporate Secretary

                      Charles Schwab & Co., Inc.        Senior Vice President,
                                                        Deputy General Counsel

                      Excelsior Funds Inc.              Chief Legal Officer
                      Excelsior Tax-Exempt Funds, Inc.  and Secretary
                      Excelsior Funds Trust

Randall Fillmore,     Charles Schwab Investment         Senior Vice President
Chief Compliance      Management, Inc.                  and Chief Compliance
Officer                                                 Officer

Name and Position
with Registrant       Name of Company                   Capacity
--------------------------------------------------------------------------------
                      Charles Schwab & Co., Inc.        Senior Vice President

                      Laudus Trust and Laudus           Chief Compliance
                      Variable Insurance Trust          Officer

                      Excelsior Funds Inc.              Chief Compliance
                      Excelsior Tax-Exempt Funds, Inc.  Officer
                      Excelsior Funds Trust

Kimon P. Daifotis,    Charles Schwab Investment         Senior Vice President
Senior Vice           Management, Inc.                  and Chief Investment
President and Chief                                     Officer, Fixed Income
Investment Officer

Jeffrey M. Mortimer,  Charles Schwab Investment         Senior Vice President
Senior Vice           Management, Inc.                  and Chief Investment
President and Chief                                     Officer, Equities
Investment Officer

                      Laudus Trust and Laudus           Vice President and
                      Variable Insurance Trust          Chief Investment Officer

George Pereira,       Charles Schwab Investment         Senior Vice President
Treasurer and         Management, Inc.                  and Chief Financial
Principal Financial                                     Officer
Officer

                      Laudus Trust and Laudus           Chief Financial Officer
                      Variable Insurance Trust

                      Excelsior Funds Inc.              Chief Financial
                      Excelsior Tax-Exempt Funds, Inc.  Officer and Chief
                      Excelsior Funds Trust             Accounting Officer

                      Mutual Fund Division, UST         Chief Financial Officer
                      Advisers, Inc.

                      Charles Schwab Worldwide Funds,   Director
                      PLC

                      Charles Schwab Asset Management   Director
                      (Ireland) Limited


Item 27. Principal Underwriters.

      (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the [The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios] and intends to act as such for any other investment company which Schwab may sponsor in the future.

      (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

      (c) Not applicable.


Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, 94104; Registrant's Custodian, PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Philadelphia, PA 19153 (ledgers, receipts and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Morgan Lewis Bockius, counsel to Registrant, 1701 Market Street, Philadelphia, PA 19103 (minute books, bylaws and declaration of trust).

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 64 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 31st day of October, 2006.

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                       Registrant

                       Charles R. Schwab*
                       ------------------
                       Charles R. Schwab, Chairman and Trustee


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 31st day of October, 2006.

Signature                              Title

Charles R. Schwab*                     Chairman and Trustee
-------------------
Charles R. Schwab

Evelyn Dilsaver*                       President and Chief Executive Officer
-----------------
Evelyn Dilsaver

Randall W. Merk*                       Trustee
----------------
Randall W. Merk

Mariann Byerwalter*                    Trustee
-------------------
Mariann Byerwalter

Donald F. Dorward*                     Trustee
------------------
Donald F. Dorward

William A. Hasler*                     Trustee
------------------
William A. Hasler

Robert G. Holmes*                      Trustee
-----------------
Robert G. Holmes

Gerald B. Smith*                       Trustee
----------------
Gerald B. Smith

Donald R. Stephens*                    Trustee
-------------------
Donald R. Stephens

Michael W. Wilsey*                     Trustee
-------------------
Michael W. Wilsey

George Pereira*                        Treasurer and Principal Financial Officer
---------------
George Pereira


*By:  /s/ Timothy W. Levin
      ----------------------
          Timothy W. Levin, Attorney-in-Fact
          Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.    DOCUMENT
--------    --------
(d)(xiii)   Letter of Agreement
(g)(vii)    Schedule A & C - Transfer Agency Agreement
(g)(x)      Schedule A & C - Shareholder Service Agreement
(i)         Legal Opinion
(o)(ii)     Schedule A - Multiple Class Plan